UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED
IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.___)

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INSIGNIA SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

AIR T, INC.
GROVELAND CAPITAL LLC
NICHOLAS J. SWENSON

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Preliminary Proxy, Subject to Completion

AIR T, INC.

5930 Balsom Ridge Road
Denver, North Carolina 28037

Tel: (828) 464-8741

Air T, Inc. (Nasdaq: AIRT), together with Groveland Capital LLC and Nicholas J. Swenson (collectively, the “Air T Group”), beneficially own, in the aggregate, approximately 32.1% of the outstanding shares of common stock (“Common Stock”) of Insignia Systems, Inc. (Nasdaq: ISIG). Air T is seeking your approval, as required under Minnesota law, to grant voting rights to the Common Stock beneficially owned by the Air T Group and its affiliates and all additional Common Stock acquired by the Air T Group and its affiliates up to an aggregate of 33-1/3% of the outstanding Common Stock. Mr. Swenson is the President, Chief Executive Officer and Chairman of the Board of Directors of Air T and the Managing Member of Groveland.

As more fully described in the accompanying Proxy Statement, on January 10, 2018, Air T acquired 30,000 shares of Common Stock (the “Share Acquisition”), resulting in Air T, Groveland and Mr. Swenson having beneficial ownership, in the aggregate, of Common Stock that would, except for the operation of the Minnesota Control Share Acquisition Statute (the “Minnesota Statute”), possess greater than 20% of the voting power of Insignia’s outstanding shares.

The Share Acquisition is considered to be a “control share acquisition” under the Minnesota Statute because it caused the Air T Group’s aggregate percentage ownership of Common Stock to increase from less than 20% to more than 20%. As a result, the Air T Group is restricted under the Minnesota Statute from voting the number of shares it owns that are equal to or exceed 20% of Insignia’s outstanding shares of Common Stock unless Insignia’s shareholders approve the Share Acquisition pursuant to special voting procedures in the Minnesota Statute. In addition, without shareholder approval, any additional Common Stock the Air T Group has acquired since the Share Acquisition or may acquire in the future is or will be subject to additional voting limitations under the Minnesota Statute. As of May 21, 2018, the record date for Insignia’s 2018 Annual Meeting, the Air T Group holds 32.1% of Insignia’s outstanding Common Stock, 20% of which currently has voting rights, and the remaining 12.1% of which is subject to the voting restrictions imposed by the Minnesota Statute. Pursuant to a cooperation agreement with Insignia, the Air T Group has agreed not to acquire more than an aggregate ownership of 33-1/3% of Insignia’s outstanding shares of Common Stock at any time during a standstill period agreed upon with Insignia.

Insignia has agreed to include a proposal to be voted on by shareholders at Insignia’s 2018 Annual Meeting to approve the Share Acquisition. We are sending you the attached Proxy Statement and the enclosed BLUE proxy card to solicit your proxy to approve the Share Acquisition.

We believe that every share of Common Stock beneficially owned should carry with it the right to vote that share in accordance with the wishes of the beneficial owner (or “One Share/One Vote”). We also believe that we should have the ability to exercise voting rights with respect to all matters coming before Insignia’s shareholders, regardless of the number or percentage of shares that we own. In this regard, we are asking for your support in approving the Share Acquisition.

We ask for your support by completing, signing, dating and returning in the enclosed postage-paid envelope the enclosed BLUE proxy card. You may also vote to approve the Share Acquisition on the WHITE proxy card provided to you by Insignia. If you hold Insignia shares through a bank, broker or other nominee, you must provide voting instructions to that entity. If you have not received a voting instruction card (BLUE or WHITE) from your bank, broker or other nominee, you should contact the person responsible for your account to obtain a voting instruction card.

Thank you for giving this issue your time and consideration.

If you have any questions or require any assistance with providing your proxy or any other matters, please contact Alliance Advisors, our proxy advisor, at 833-795-8496.

Best regards,

/s/ Nicholas J. Swenson

Nicholas J. Swenson
President, Chief Executive Officer and Chairman of the Board of Directors of Air T, Inc.

Preliminary Proxy, Subject to Completion

_____________________________________________________

PROXY SOLICITATION STATEMENT

OF

AIR T, INC.

_____________________________________________________

INTRODUCTION

Air T, Inc. (“Air T”), together with Groveland Capital LLC, a Delaware limited liability company (“Groveland”), and Nicholas J. Swenson (“Mr. Swenson”) (collectively, the “Air T Group”), beneficially own, in the aggregate, 3,838,114 shares of common stock, par value $0.01 per share (the “Common Stock”), of Insignia Systems, Inc., a Minnesota corporation (“Insignia”), representing approximately 32.1% of the issued and outstanding shares of Common Stock. Air T is furnishing this Proxy Solicitation Statement (this “Proxy Statement”) and enclosed BLUE proxy card in connection with its solicitation of proxies from the holders of Common Stock to be used at Insignia’s annual meeting of shareholders to be held at the Minneapolis Marriott West, located at 9960 Wayzata Boulevard, Minneapolis, Minnesota 55426, on Friday, July 20, 2018, at 9:00 a.m., Central Time, and any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

On January 10, 2018, Air T acquired shares of Common Stock that resulted in Air T, Groveland and Mr. Swenson, as a group, having beneficial ownership of Common Stock that would, except for the operation of Section 302A.671 of the Minnesota Statutes (the “Minnesota Statute”), possess greater than 20% of the voting power of Insignia’s outstanding shares (the “Share Acquisition”). As described further in this Proxy Statement, the Minnesota Statute requires the approval of Insignia’s shareholders in order to grant voting rights to the Common Stock acquired in the Share Acquisition and all additional shares acquired by the Air T Group up to an aggregate of 33-1/3% of the outstanding shares of Common Stock. As of May 21, 2018, the record date for the Annual Meeting, the Air T Group holds 32.1% of Insignia’s outstanding Common Stock, 20% of which currently has voting rights, and the remaining 12.1% of which is subject to the voting restrictions imposed by the Minnesota Statute.

Pursuant to the Minnesota Statute, on January 19, 2018, the Air T Group delivered an Information Statement, a copy of which is attached as Appendix A hereto (as amended, the “Information Statement”), to Insignia setting forth certain information required by the Minnesota Statute with respect to the Air T Group, the Share Acquisition and the Air T Group’s plans with respect to Insignia. The Air T Group subsequently delivered amendments to the Information Statement to Insignia on each of March 19, 2018, March 26, 2018 and April 5, 2018 in order to update the number of shares of Common Stock beneficially owned in the aggregate by the Air T Group.

Insignia has agreed to include a proposal to be voted on by shareholders at the Annual Meeting to approve the Share Acquisition (the “One Share/One Vote Proposal”). Accordingly, Air T is furnishing to shareholders of Insignia this Proxy Statement and the enclosed BLUE proxy card in connection with the solicitation of proxies from you, the holder of shares of Common Stock, to approve the One Share/One Vote Proposal. Proposals (i) to approve the election of six directors to Insignia’s board, (ii) to approve, on an advisory, non-binding basis, Insignia’s executive compensation (so called “say-on-pay”), (iii) to ratify the appointment of Insignia’s independent registered public accounting firm for the fiscal year ending December 31, 2018, (iv) to approve the Insignia Systems, Inc. 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”) and (v) to approve an amendment and restatement of the Insignia Systems, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) are also included on our BLUE proxy card.

We recommend that you vote “FOR” the One Share/One Vote Proposal and “FOR” the election of the six directors to Insignia’s board. We make no recommendation with respect to the auditor ratification, say-on-pay and equity plan proposals. To our knowledge, no matters other than the proposals set forth above are to be voted on at the Annual Meeting. If any other matters that we did not know about within a reasonable time period before the date of this Proxy Statement properly come before the Annual Meeting, we will vote our shares of Common Stock and all proxies held by us in accordance with our best judgment with respect to such matters.

This solicitation of proxies is being made by Air T. Further information regarding Air T and the Air T Group is included in this Proxy Statement in the section titled “Information About Us.” This solicitation of proxies is not being made by or on behalf of the board of directors or management of Insignia.

This Proxy Statement and the enclosed BLUE proxy card are first being sent to Insignia’s shareholders on or about [●], 2018.

We urge you to vote to approve the One Share/One Vote Proposal by completing, signing, dating and returning our BLUE proxy card in the enclosed postage-paid envelope or the WHITE proxy card provided to you by Insignia.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
This Proxy Statement and our BLUE proxy card are available at http:// www.AALvote.com/ISIG.

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

What are you asking Insignia’s shareholders to do?

We are asking for your support to approve the One Share/One Vote Proposal. By approving the One Share/One Vote Proposal, the Air T Group will be granted voting rights to the shares of Common Stock beneficially owned, in the aggregate, by the Air T Group and its affiliates and all additional shares acquired by the Air T Group and its affiliates up to an aggregate of 33-1/3% of the outstanding shares of Common Stock. This means that the Air T Group will have the same voting rights as other holders of Common Stock, or one vote for each share of Common Stock.

As of May 21, 2018, the record date for the Annual Meeting, the Air T Group holds 32.1% of Insignia’s outstanding Common Stock, 20% of which currently has voting rights, and the remaining 12.1% of which is subject to the voting restrictions imposed by the Minnesota Statute. Pursuant to a cooperation agreement with Insignia, the Air T Group has agreed not to acquire more than an aggregate ownership of 33-1/3% of Insignia’s outstanding shares of Common Stock at any time during a standstill period agreed upon with Insignia.

For more information on the One Share/One Vote Proposal and why we are soliciting your proxy, see “Proposal – The One Share/One Vote Proposal.”

Who is making this proxy solicitation?

This proxy solicitation is being made by Air T, Inc. Air T, together with Groveland and Mr. Swenson, beneficially own, in the aggregate, approximately 32.1% of the outstanding shares of Common Stock. Air T (Nasdaq: AIRT) is a diversified holding company providing overnight air cargo, aviation ground equipment, ground support services, printing equipment and maintenance, commercial jet engines and parts, and leasing services. Groveland, a Delaware limited liability company, is an investment management firm founded by Mr. Swenson in 2009. Mr. Swenson is the President, Chief Executive Officer and Chairman of the Board of Directors of Air T and the Managing Member of Groveland. For more information on Air T, Groveland and Mr. Swenson, see “Information About Us.”

Who can provide a proxy?

The record date for determining shareholders entitled to notice of and to vote at the Annual Meeting is May 21, 2018 (the “Record Date”). If you are a record holder of Insignia shares as of the close of business on the Record Date, you have the right to vote in person or by proxy on the One Share/One Vote Proposal and any other matters that may properly come before the Annual Meeting. If you are a record holder of Insignia shares at the close of business on the Record Date, you will retain your right to vote or to provide a proxy even if you sell your Insignia shares after the Record Date.

Shareholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock held by them on the Record Date. Based on information supplied by Insignia, there were [●] shares of Common Stock issued and outstanding as of the Record Date.

How do I provide a proxy?

You can vote to approve the One Share/One Vote Proposal by completing, signing, dating and returning either the enclosed BLUE proxy card in the enclosed postage-paid envelope or the WHITE proxy card provided to you by Insignia. If you hold Insignia shares through a bank, broker or other nominee, you must provide voting instructions to that entity. If you have not received a voting instruction card (either BLUE or WHITE) from your bank, broker or other nominee, you should immediately contact the person responsible for your account to obtain a voting instruction card.

How do I revoke a proxy?

If you have already provided us with a properly executed proxy, you may revoke that proxy by properly executing a later dated BLUE proxy card and sending it to us or by properly executing a later dated WHITE proxy card and sending it to Insignia (or, if you hold your shares through a bank, broker or other nominee, by returning a later dated BLUE or WHITE voting instruction card to that entity). See the back cover page of this Proxy Statement for further information on how to vote your Insignia shares.

If you wish to revoke a proxy, please send a copy of the revocation to Alliance Advisors at the fax number included on the back cover page of this Proxy Statement so that we will be aware of all revocations and can attempt to ensure they are honored.

Can I vote by telephone or Internet?

If you hold your shares in registered form, information should be included with this Proxy Statement providing you instructions on how to vote by telephone or the Internet.

If you hold your shares through a bank, broker or other nominee, information may be included with this Proxy Statement from that entity providing you instructions on how to vote by telephone or the Internet. Many banks and brokerage firms participate in a program that allows eligible shareholders to vote by telephone or the Internet. If your bank or brokerage firm participates in the telephone or Internet voting program, then the bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form that it provides to you. Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity and allow you to give your voting instructions and confirm that your instructions have been properly recorded.

If you have any questions or require any assistance with providing your proxy or any other matters, please contact Alliance Advisors, our proxy advisor, at 833-795-8496.

What is the deadline for providing a proxy?

We urge you to submit your proxy to us as soon as possible. For your proxy to be voted at the Annual Meeting, we must receive it on or prior to the date of the Annual Meeting. The Annual Meeting is scheduled to occur on Friday, July 20, 2018, at 9:00 a.m., Central Time.

How many proxies must be received for the One Share/One Vote Proposal to be approved?

Under the Minnesota Statute, approval of the One Share/One Vote Proposal at the Annual Meeting requires the affirmative vote of (1) the holders of a majority of the voting power of all shares entitled to vote including all shares held by the Air T Group (the “First Approval”), and (2) the holders of a majority of the voting power of all shares entitled to vote excluding all “interested shares,” which is defined as shares of Insignia beneficially owned by the Air T Group, any officer of Insignia, or any employee of Insignia who is also a director of Insignia (the “Second Approval”).

As of the Record Date, the Air T Group holds 32.1% of Insignia’s outstanding Common Stock, 20% of which currently has voting rights, and the remaining 12.1% of which is subject to the voting restrictions imposed by the Minnesota Statute. The Air T Group is entitled to vote the shares subject to the voting restrictions on the One Share/One Vote Proposal, but such shares will only be counted for purposes of determining whether the First Approval has been satisfied.

The Air T Group beneficially owns, in the aggregate, 3,838,114 shares of Common Stock, representing approximately 32.1% of the outstanding shares of Common Stock. The Air T Group will vote all of its shares of Common Stock at the Annual Meeting “FOR” approval of the One Share/One Vote Proposal.

How do I vote on the other matters being presented by Insignia for vote at the Annual Meeting?

You can vote on all matters to be presented at the Annual Meeting on our BLUE proxy card or on the WHITE proxy card provided to you by Insignia. Only the latest dated proxy card will be counted at the Annual Meeting.

Under Minnesota law, Insignia’s directors are elected by the affirmative vote of the holders of a plurality of the shares present and entitled to vote, and cumulative voting is not permitted. Insignia is proposing that six directors be elected at the Annual Meeting, including two director candidates recommended to Insignia for nomination by the Air T Group. Therefore, at the Annual Meeting, assuming a quorum is present, the six director nominees receiving the highest number of votes, whether cast in person or by proxy, will be elected to the Insignia board of directors. Each member of the Air T Group has agreed to vote all of its shares of Common Stock at the Annual Meeting “FOR” the election of all six director nominees. We recommend shareholders vote “FOR” all six nominees for director.

Approval of Insignia’s executive compensation (so called “say-on-pay”) will be deemed approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Ratification of the appointment of Insignia’s independent registered public accounting firm for the fiscal year ending December 31, 2018, approval of the 2018 Equity Incentive Plan, and approval of the amendment and restatement of the Employee Stock Purchase Plan each require the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on the matter.

Each member of the Air T Group has agreed to vote its shares of Common Stock “FOR” the executive compensation proposal, the auditor ratification proposal and the equity plan proposals; provided, however, that if Institutional Shareholder Services (“ISS”) recommends that Insignia’s shareholders vote against any of those proposals, the Air T Group may vote in accordance with such recommendation.

As of the Record Date, the Air T Group holds 32.1% of Insignia’s outstanding Common Stock, 20% of which currently has voting rights, and the remaining 12.1% of which is subject to the voting restrictions imposed by the Minnesota Statute. The Air T Group is not entitled to vote the shares that are subject to the voting restrictions on the election of directors, the equity compensation proposal, the auditor ratification proposal and the equity plan proposals.

The Air T Group makes no recommendation with respect to the executive compensation proposal, the auditor ratification proposal or the equity plan proposals. If you indicate your vote with respect to these proposals on our BLUE proxy card, we will vote your shares as instructed. If you do not specify a choice with respect to any of these proposals on our BLUE proxy card, we will vote your shares “FOR” the proposal.

To our knowledge, no matters other than the proposals set forth above are to be voted on at the Annual Meeting. If any other matters that we did not know about within a reasonable time period before the date of this Proxy Statement properly come before the Annual Meeting, we will vote our shares of Common Stock and all proxies held by us in accordance with our best judgment with respect to such matters.

What constitutes a quorum at the Annual Meeting?

Under Minnesota law and Insignia’s Bylaws, a majority of the voting power of the shares entitled to vote at the Annual Meeting represents a quorum for the transaction of business.

How will broker non-votes and abstentions be treated?

Abstentions, proxies marked “withhold” for the election of directors and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Because the election of directors requires only a plurality vote, abstentions will have no impact upon the election of directors. Abstentions will be treated as votes “AGAINST” the auditor ratification proposal, the equity plan proposals and the One Share/One Vote Proposal, but will have no effect on the executive compensation proposal.

If your Insignia shares are held in the name of a bank, broker or other nominee and that entity has not received voting instructions from you, as the beneficial owner of the shares, with respect to a proposal that is not a routine matter under applicable stock exchange rules, the bank, broker or other nominee cannot vote your shares on that proposal. This is referred to as a “broker non-vote.” Under applicable stock exchange rules, we believe that the election of directors, the executive compensation proposal, the equity plan proposals and the One Share/One Vote Proposal are non-routine matters and that the auditor ratification proposal is a routine matter. For beneficial shareholders, if you do not give your bank, broker or other nominee specific instructions, your shares may not be voted on the election of directors, the executive compensation proposal, the equity plan proposals or the One Share/One Vote Proposal but may be voted in the discretion of the bank, broker or other nominee on the auditor ratification proposal. We believe broker non-votes will be treated as votes “AGAINST” the One Share/One Vote Proposal, but will have no effect on the outcome of the voting on any of the other proposals to be voted on at the Annual Meeting. We encourage you to provide voting instructions to the bank, broker or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

Who should I call if I have any questions?

If you have any questions, require any assistance in voting your Insignia shares, need any additional copies of our proxy materials, or have any other questions, please call Alliance Advisors, our proxy advisor, at 833-795-8496.

INFORMATION ABOUT US

This proxy solicitation is being made by Air T. The participants in this solicitation are Air T, Groveland and Mr. Swenson, which we refer to herein as the “Air T Group.” The Air T Group beneficially owns, in the aggregate, 3,838,114 shares of Insignia representing approximately 32.1% of the outstanding shares of Common Stock.

Air T (Nasdaq: AIRT) was incorporated under the laws of the State of Delaware in 1980. Air T is a diversified holding company providing overnight air cargo, aviation ground equipment, ground support services, printing equipment and maintenance, commercial jet engines and parts, and leasing services.

Mr. Swenson’s principal occupation is serving as the President, Chief Executive Officer and Chairman of the board of directors of Air T. Mr. Swenson is also a private investor and the founder and managing member of Groveland, and the managing member of AO Partners, LLC which is the general partner of AO Partners I, L.P., an investment fund. Mr. Swenson previously served as a portfolio manager and partner of Whitebox Advisors, LLC, an investment management firm. Mr. Swenson is also a director and Chairman of the Board of Pro-Dex, Inc., and a director of Delphax Technologies Inc.

The principal business of Groveland is serving an investment management firm. Mr. Swenson founded Groveland in March of 2009.

The business address of Air T is 5930 Balsom Ridge Road, Denver, North Carolina 28037. The business address of each of Mr. Swenson and Groveland is 5000 West 36th Street, Suite 130, Minneapolis, Minnesota 55416.

Air T is the beneficial owner of 3,416,114 shares of Common Stock, representing approximately 28.6% of outstanding shares. Groveland is the beneficial owner of 422,000 shares of Common Stock, representing approximately 3.5% of outstanding shares. Mr. Swenson is the beneficial owner of 434,168 shares of Common Stock, representing approximately 3.6% of outstanding shares. This includes 422,000 shares beneficially held by Groveland and 12,168 shares held by Mr. Swenson.

As the Chairman, President and Chief Executive Officer of Air T, Mr. Swenson may be deemed to beneficially own the shares of Common Stock held by Air T. As the Managing Member of Groveland, Mr. Swenson may be deemed to beneficially own the shares of Common Stock held by Groveland.

Air T expressly disclaims beneficial ownership of the securities held by Groveland and Mr. Swenson. Groveland expressly disclaims beneficial ownership of securities held by Air T, and Mr. Swenson expressly disclaims beneficial ownership of securities held by Air T and Groveland except to the extent of his pecuniary interest therein.

Air T beneficially owns, and has the sole power to direct the voting and disposition of, the shares of Common Stock disclosed as beneficially owned by Air T in this Proxy Statement. Groveland beneficially owns, and has the shared power to direct the voting and disposition of, the shares of Common Stock disclosed as beneficially owned by Groveland in this Proxy Statement. Mr. Swenson, as the Managing Member of Groveland, has the shared power to direct the voting and disposition of the shares of Common Stock held by Groveland.

On May 17, 2018, the Air T Group entered into a cooperation agreement with Insignia pursuant to which Insignia agreed to, among other things, (i) increase the size of the Insignia board to six members and (ii) appoint Suzanne L. Clarridge and Loren A. Unterseher, two director candidates recommended by the Air T Group, to the board, effective as of the date of the cooperation agreement. Insignia also agreed to include the One Share/One Vote Proposal as a proposal to be voted on by shareholders at the Annual Meeting. With respect to the Annual Meeting, the Air T Group agreed to vote in favor of Insignia’s director nominees and in accordance with the Insignia board’s recommendations on all other proposals, unless ISS recommends otherwise. The Air T Group and Insignia also agreed to collaboratively identify and appoint a replacement for Steven Zenz, who announced his retirement from the Insignia board effective as of Insignia’s 2019 annual meeting of shareholders, should the Insignia board decide to do so. The Air T Group agreed to certain customary standstill provisions, effective as of the date of the cooperation agreement through sixty days prior to the expiration of the applicable notice period specified in Insignia’s Bylaws related to the nominations of directors at Insignia’s 2020 annual meeting of shareholders. The Air T Group also agreed not to acquire more than an aggregate ownership of 33-1/3% of Insignia’s outstanding shares of Common Stock at any time during the standstill period. For more information on the terms of the cooperation agreement, see “The Cooperation Agreement.”

Other than as described above, none of the participants in this solicitation, nominees for election as a director of Insignia or any of their associates, to our knowledge, has a substantial interest, direct or indirect, by security holdings or otherwise, that will be acted upon with respect to this solicitation at the Annual Meeting other than the approval of the One Share/One Vote Proposal.

BACKGROUND TO THE SOLICITATION

As part of its overall investment strategy, Air T from time to time invests capital in equity securities of publicly traded companies. Air T has been a committed long-term shareholder of Insignia for several years, and Mr. Swenson, the Chairman, President and Chief Executive Officer of Air T, previously served on the board of directors of Insignia from November 2014 to February 2017. From time to time, Air T acquires additional shares of Common Stock to increase its position in Insignia because it believes in the long-term prospects of Insignia.

On January 10, 2018, Air T purchased 30,000 shares of Common Stock, resulting in the Air T Group having beneficial ownership, in the aggregate, of Common Stock that would, except for the operation of the Minnesota Statute, possess greater than 20% of the voting power of Insignia’s outstanding shares (referred to herein as the “Share Acquisition”). Air T acquired the Common Stock in the Share Acquisition through purchases on the open market, using funds held by Air T. Subsequent to the Share Acquisition, Air T acquired additional Common Stock, bringing its total ownership percentage in Insignia to 3,416,114 shares, or approximately 28.6% as of the Record Date, and the total aggregate beneficial ownership percentage of the Air T Group to 3,838,114 shares, or approximately 32.1%, as of the Record Date.

As a result of the Share Acquisition triggering the application of the Minnesota Statute, the Air T Group is restricted from voting the number of shares it beneficially owns that are equal to or exceed 20% of Insignia’s outstanding shares until the satisfaction of certain requirements set forth in the Minnesota Statute. As of the Record Date, the Air T Group holds 32.1% of Insignia’s outstanding Common Stock, 20% of which currently has voting rights, and the remaining 12.1% of which is subject to the voting restrictions imposed by the Minnesota Statute.

On January 19, 2018, pursuant to the requirements of the Minnesota Statute, the Air T Group delivered an Information Statement, dated as of the same date, to Insignia setting forth certain information about the Air T Group, the Share Acquisition and the Air T Group’s plans with respect to Insignia. The Air T Group subsequently delivered amendments to the Information Statement to Insignia on each of March 19, 2018, March 26, 2018 and April 5, 2018 in order to update the number of shares of Common Stock beneficially owned in the aggregate by the Air T Group.

Following the submission of the Information Statement to Insignia, the Air T Group engaged in discussions with Insignia about calling a special shareholder meeting to vote on the One Share/One Vote Proposal.

On March 23, 2018, Mr. Swenson, on behalf of Air T, submitted a letter to the board of directors of Insignia with several proposals for reforming the board. On April 6, 2018, Air T and Groveland submitted to Insignia notice of its intent to nominate five director candidates for election to the Insignia board at the Annual Meeting pursuant to requirements contained in Insignia’s Bylaws.

As a result of the director nomination notice, Air T and Insignia shifted the focus of their ongoing discussions to reaching a settlement. On May 17, 2018, the Air T Group and Insignia entered into a cooperation agreement pursuant to which Insignia agreed to, among other things, (i) increase the size of the Insignia board to six members and (ii) appoint Suzanne L. Clarridge and Loren A. Unterseher, two director candidates recommended by the Air T Group, to the board, effective as of the date of the cooperation agreement. Insignia also agreed to include the One Share/One Vote Proposal as a proposal to be voted on by shareholders at the Annual Meeting. Pursuant to the cooperation agreement, the Air T Group has agreed not to acquire more than an aggregate ownership of 33-1/3/% of Insignia’s outstanding shares of Common Stock at any time during a standstill period agreed upon with Insignia. For more information on the terms of the cooperation agreement, see “The Cooperation Agreement.”

Approval of the One Share/One Vote Proposal by Insignia’s shareholders is required by the Minnesota Statute in order to grant voting rights to all shares of Common Stock beneficially owned by the Air T Group and its affiliates and all additional shares acquired by the Air T Group and its affiliates up to an aggregate of 33-1/3% of the outstanding Common Stock.

PROPOSAL – THE ONE SHARE/ONE VOTE PROPOSAL

Air T is seeking shareholder approval of the One Share/One Vote Proposal so that the Air T Group can be granted voting rights with respect to the Common Stock beneficially owned by the Air T Group and its affiliates and all additional Common Stock acquired by the Air T Group and its affiliates up to an aggregate ownership of 33-1/3% of outstanding shares. Accordingly, at the Annual Meeting, pursuant to the Minnesota Statute, shareholders of Insignia will be asked to consider and vote on the following proposed resolution:

“RESOLVED, that pursuant to Section 302A.671, Subd. 4a of the Minnesota Statutes, full voting rights are hereby granted to all shares of common stock, par value $.01 per share, of Insignia Systems, Inc. (the “Company”) that are, or hereafter become, beneficially owned by Air T, Inc., a Delaware corporation (“Air T”), Groveland Capital LLC, a Delaware limited liability company, and Nicholas J. Swenson (collectively, the “Air T Group”), regardless of whether such shares are or were acquired in a control share acquisition as defined in Section 302A.011, Subd. 38 of the Minnesota Statutes, or otherwise, provided that, so long as the provisions of Section 302A.671 of the Minnesota Statutes continue to apply to the Company, in no event shall the Air T Group be granted voting rights with respect to shares acquired in a control share acquisition, as defined in Section 302A.011, Subd. 38 of the Minnesota Statutes, which exceed 33-1/3% of the outstanding voting power of the Company without a separate vote of shareholders.”

Air T, together with Groveland and Mr. Swenson, beneficially own, in the aggregate, approximately 32.1% of Insignia’s outstanding Common Stock. As more fully described under “Background of the Solicitation,” the Share Acquisition resulted in the Air T Group having beneficial ownership of Common Stock that would, except for the operation of the Minnesota Statute, possess greater than 20% of the voting power of Insignia’s outstanding shares. The Air T Group is currently restricted under the Minnesota Statute from voting the number of shares it beneficially owns that are equal to or exceed 20% of Insignia’s outstanding shares of Common Stock unless Insignia’s shareholders approve the One Share/One Vote Proposal. For more information on the Minnesota Statute, see “Information Regarding the Minnesota Statute.”

We believe the general intent of the Minnesota Statute is to provide a mechanism that reduces the pace at which a hostile takeover might be conducted, and to deter underfinanced or unfinanced takeovers, as well as to provide more time for a board of directors to consider the merits and disadvantages of an unsolicited takeover offer. However, the Minnesota Statute also has the effect of imposing restrictions on the voting rights of any person that acquires shares that are equal to or exceed 20% of the company’s outstanding shares of common stock, whether or not the person intends to make a takeover offer. In effect, the provisions of the Minnesota Statute are an anti-takeover device that Insignia allows to remain in place by not “opting out” of the statute. In addition, Institutional Shareholder Services (ISS), a leading proxy advisory firm, disfavors control share acquisition provisions in its published voting guidelines.

We have been a committed long-term shareholder of Insignia for several years. Over time, we have increased our position in Insignia because we believe in the long-term prospects of Insignia. We believe that every share of Common Stock beneficially owned should carry with it the right to vote that share in accordance with the determination of the beneficial owner (or “One Share/One Vote”). We also believe that we should have the ability to exercise voting rights with respect to all matters coming before Insignia’s shareholders, regardless of the number or percentage of shares that we own. The interests of each member of the Air T Group as shareholders of Insignia are substantially the same as the interests of other Insignia shareholders in that we are committed to voting our shares in a manner that will help Insignia’s strategic position, operating performance and market value. In this regard, we are asking for your support to approve the One Share/One Vote Proposal.

Effect of the One Share/One Vote Proposal

If the One Share/One Vote Proposal is approved, the Air T Group will be granted voting rights to the Common Stock beneficially owned by the Air T Group and its affiliates and all additional Common Stock acquired by the Air T Group and its affiliates up to an aggregate of 33-1/3% of the outstanding Common Stock. Even if the One Share/One Vote Proposal is approved, only a maximum of 33-1/3% of all outstanding shares owned by the Air T Group will have voting rights unless, at a future meeting, Insignia’s shareholders approve a further control share acquisition by the Air T Group that increases its beneficial ownership to a level greater than 33-1/3%.

If the One Share/One Vote Proposal is not approved, the shares of Common Stock owned by the Air T Group that are equal to or exceed 20% of Insignia’s outstanding shares will have no meaningful voting rights.

Vote Required

Pursuant to the Minnesota Statute, approval of the One Share/One Vote Proposal requires the affirmative vote of the holders of (1) a majority of the voting power of all shares entitled to vote including all shares held by the Air T Group (the “First Majority Approval”) and (2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote excluding all “Interested Shares” (the “Second Majority Approval”). Interested Shares are shares of Insignia beneficially owned by the Air T Group, any officer of Insignia, or any employee of Insignia who is also a director of Insignia.

Insignia reports that as of the Record Date there were [●] shares of Common Stock issued and outstanding, all of which are eligible to be voted in determining whether the One Share/One Vote Proposal will be approved by the First Majority Approval required under the Minnesota Statute.

The number of shares of Common Stock eligible to be voted in determining whether the One Share/One Vote Proposal has been approved by the Second Majority Approval under the Minnesota Statute, consisting of the holders of a majority of the voting power of all shares entitled to vote excluding all “Interested Shares,” will be determined as of the time of the Special Meeting in the manner described in this Proxy Statement. The categories of Interested Shares that will not be eligible to be voted in determining the Second Majority Approval are as follows:

●	The 3,838,114 shares of Common Stock beneficially owned by the Air T Group, representing approximately 32.1% of the outstanding shares of Common Stock.

●

Shares of Common Stock beneficially owned by officers of Insignia or any employee of Insignia who is also a director of Insignia. Based on the proxy statement filed by Insignia for the Annual Meeting, as of the Record Date, these individuals own, in the aggregate, [●] shares of Common Stock, representing approximately [●]% of the outstanding shares of Common Stock.

Shares of Common Stock owned by directors who are not employees of Insignia, and who do not fall into any other category described above, would not be Interested Shares. Insignia’s non-employee directors owned an aggregate of [●] shares of Common Stock as of the Record Date and, to the best of our knowledge, none of these shares of Common Stock are Interested Shares.

Each investment advisor or other person who holds Common Stock for different beneficial owners, based on its own circumstances and arrangements with its clients, will need to make its own determination as to whether any of the shares of Common Stock held in its accounts for the benefit of such beneficial owners are Interested Shares.

No Dissenters’ Rights

Dissenters’ rights are not available to the shareholders of an “issuing public corporation” in connection with the authorization of any control share acquisition under Minnesota law.

We urge you to vote “FOR” approval of the One Share/One Vote Proposal by voting the enclosed BLUE proxy card.

INFORMATION REGARDING THE MINNESOTA STATUTE

Section 302A.671 of the Minnesota Statutes, referred to herein as the “Minnesota Statute,” applies to any “control share acquisition” of shares of an “issuing public corporation” incorporated in Minnesota. Generally, the Minnesota Statute restricts the ability of any person that acquires 20% or more of the stock of a Minnesota public company from voting the shares that are equal to or exceed 20% of all outstanding shares of the company, whether or not the acquiring person intends to make a takeover offer. Because Insignia’s Common Stock is traded on a national securities exchange, Insignia is an issuing public corporation to which the Minnesota Statute applies.

Under the Minnesota Statute, a “control share acquisition” means the acquisition, directly or indirectly, by any acquiring person of beneficial ownership of shares of an issuing public corporation that, except for operation of the Minnesota Statute, would, when added to all other shares of the issuing public corporation beneficially owned by the acquiring person, entitle the acquiring person, immediately after the acquisition, to exercise or direct the exercise of a new range of voting power of such issuing public corporation in the election of directors within any of the following ranges: (a) at least 20% but less than 33-1/3%, (b) at least 33-1/3% but less than or equal to 50% or (c) over 50%. Certain types of shares acquisitions enumerated in the Minnesota Statute are exempt from the definition of “control share acquisition.”

Generally, the Minnesota Statute provides that if an acquiring person becomes the beneficial owner of 20% or more of the voting power of the shares of an issuing public corporation in the election of directors, the acquiring person is restricted from voting the number of shares it owns that are equal to or exceed 20% of the corporation’s outstanding shares of common stock in the absence of special shareholder approval. That approval can be obtained only by resolution adopted by (1) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote including all shares held by the acquiring person, and (2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote excluding all “Interested Shares.” Interested Shares are shares of the issuing public corporation beneficially owned by the acquiring person, any officer of the corporation or any employee of the corporation who is also a director of the corporation.

Even if the issuing public corporation’s shareholders approve a share acquisition that increases the acquiring person’s beneficial ownership to 20% or more, but less than 33-1/3% of the voting power of the corporation’s outstanding shares, the Minnesota Statute requires a second similar shareholder vote to permit the acquiring person to exercise voting power with respect to 33-1/3% or more of the outstanding shares upon becoming the beneficial owner of shares representing 33-1/3% or more of the voting power of the corporation’s outstanding shares. A third similar shareholder vote generally is necessary to permit the acquiring person to exercise a majority of the voting power following the acquisition of shares otherwise entitled to a majority of such voting power. A shareholder vote on whether to grant voting power to the acquiring person in excess of the 20%, 33-1/3%, or 50% threshold must be conducted at a special or annual shareholders’ meeting if an information statement complying with the Minnesota Statute is delivered to the corporation by the acquiring person.

The Minnesota Statute provides that when a person makes a control share acquisition, it must deliver an information statement to the issuing public corporation containing certain information concerning the acquiring person and the acquiring person’s plans for the issuing public corporation. Material changes to the information statement must be disclosed promptly to the corporation by amending the information statement and promptly delivering the amendment to the corporation. Increases or decreases in share ownership aggregating one percent or more by all persons required to have their share ownership disclosed in the information statement are conclusively deemed material while lesser increases or decreases may be material depending upon facts and circumstances. Upon receipt of the information statement, the issuing public corporation is required to call a special shareholders’ meeting to vote upon the control share acquisition, provided that the acquiring person has requested a meeting in writing and satisfied certain other requirements. If no special meeting has been requested, the issuing public corporation must present the control share acquisition for a vote at the next special or annual meeting of the shareholders.

The foregoing summary does not purport to be a complete statement of the provisions of the Minnesota Statute and the related provisions of the Minnesota Statutes. The foregoing summary is qualified in its entirety by reference to the Minnesota Statute, a copy of which is attached as Appendix B hereto, along with Section 302a.11 of the Minnesota Statutes, which defines certain terms used therein. You are encouraged to read Appendix B attached hereto.

THE COOPERATION AGREEMENT

On May 17, 2018, the Air T Group and Insignia entered into a cooperation agreement pursuant to which Insignia and the Air T Group agreed to take certain actions with respect to the composition of the Insignia board of directors and the matters to be voted upon at the Annual Meeting.

Matters related to the Insignia Board of Directors

Pursuant to the terms of the cooperation agreement, Insignia agreed, effective as of the date of the agreement, to (i) increase the size of its board to six (6) members, (ii) cause and accept the resignation of F. Peter Zaballos from the board, and (iii) appoint Suzanne L. Clarridge and Loren A. Unterseher (collectively, the “New Directors”), who were recommended by the Air T Group, to the Insignia board. Following the appointment of Ms. Clarridge and Mr. Unterseher to the Insignia board, the Insignia board currently consists of the New Directors, Jacob J. Berning (who serves as Chairman of the Board), Kristine A. Glancy, Rachael B. Vegas and Steven R. Zenz.

In addition, subject to the cooperation agreement remaining in full force and effect and the Air T Group continuing to beneficially own in the aggregate at least 10% of the then-outstanding shares of Insignia Common Stock (the “Minimum Ownership Threshold”):

●

Insignia agreed to include the New Directors in its slate of nominees for election as directors of Insignia at the Annual Meeting and the Insignia 2019 annual meeting of shareholders (the “Covered Meetings”) and, with respect to the Covered Meetings, to (i) solicit proxies for each of the New Directors in substantially the same manner as it has in prior years with respect to the Insignia board nominees, (ii) recommend to shareholders that they vote in favor of each of the New Directors, and (iii) cause all proxies received by Insignia in favor of the New Directors to be voted in favor of their election to the Insignia board. During the Standstill Period (as defined below), the Insignia board will take no action to remove any of the New Directors from the board pursuant to Minnesota law.

●

Insignia agreed that its board will not include Mr. Zenz in its slate of nominees for election as directors of Insignia at its 2019 annual shareholder meeting and will not thereafter appoint him to the board at any time during the Standstill Period.

●

The Insignia board will set the size of the board at five (5) members effective as of immediately after the 2019 annual shareholder meeting and will not take any action to set the size of the board above five (5) members effective at any time from and after the 2019 annual shareholder meeting and before the 2020 annual shareholder meeting; provided, however, that the board may set the size of the board at six (6) members and appoint an additional member to the board during such period but only if the appointment of such additional director is either (x) mutually acceptable to the board and to the Air T Group or (y) approved by all of the continuing members of the board (that is, all then-current members of the board other than Mr. Zenz). In no event will the board take any action to set the size of the board above six (6) members effective at any time before the 2020 annual shareholder meeting.

The Air T Group agreed to irrevocably withdraw the director nomination notice it submitted to Insignia on April 6, 2018 with immediate effect, subject to Insignia’s compliance with the obligations set forth above.

If at any time during the Standstill Period either of the New Directors no longer serves as a director of Insignia and the Air T Group meets the Minimum Ownership Threshold, the Air T Group is entitled to name a substitute nominee, provided such substitute nominee meets the criteria set forth in the cooperation agreement. In addition, each New Director must tender his or her resignation from the Insignia board and any committee of the board on which he or she sits, subject to the discretion of the Insignia board to accept or reject such resignation, if, at any time during the Standstill Period, the Air T Group ceases collectively to beneficially own, in the aggregate, at least the Minimum Ownership Threshold.

Matters related to the Annual Meeting

Pursuant to the terms of the cooperation agreement, Insignia agreed to include the One Share/One Vote Proposal as a proposal to be voted on by Insignia shareholders at the Annual Meeting. The Insignia board agreed that it will not recommend to shareholders that they vote against the One Share/One Vote Proposal but will remain fully neutral on the proposal, and Insignia agreed that it will not take any action to make any solicitation in opposition to the One Share/One Vote Proposal. Insignia also agreed to reasonably cooperate with the Air T Group relating to any voting procedures implemented by Insignia at the Annual Meeting to facilitate voting under Minnesota law so that the Air T Group may solicit proxies in favor of the One Share/One Vote Proposal.

Each member of the Air T Group agreed to cause all shares of Common Stock beneficially owned by them and their affiliates and associates to be (i) present for quorum purposes at each Covered Meeting held during the Standstill Period, and at any adjournments or postponements thereof, and (ii) voted at all such meetings, (x) in favor of all directors nominated by the Insignia board for election consistent with the cooperation agreement and (y) (with respect to the Annual Meeting only) in favor of the proposals relating to the approval of the 2018 Equity Incentive Plan, the approval of the Employee Stock Purchase Plan, the approval (by non-binding vote) of Insignia’s executive compensation, and the ratification of the appointment of Baker Tilly Virchow Krause, LLP as Insignia’s independent registered public accounting firm for the year ending December 31, 2018; provided, however, that if ISS recommends that shareholders vote against any proposals described in clause (y) above, then the Air T Group may vote in accordance with such recommendation on those proposals.

Standstill Provisions

In the cooperation agreement, the Air T Group agreed to certain customary standstill provisions, effective as of the date of the agreement through 60 days prior to the expiration of the applicable notice period specified in Insignia’s Bylaws related to the nominations of directors at Insignia’s 2020 annual shareholder meeting, (the “Standstill Period”). The Air T Group also agreed not to acquire more than an aggregate ownership of 33-1/3% of Insignia’s outstanding shares of Common Stock at any time during the Standstill Period.

The foregoing summary of the cooperation agreement does not purport to be a complete description of the provisions of the cooperation agreement and is qualified in its entirety by reference to the cooperation agreement.

OTHER MATTERS BEING PRESENTED BY INSIGNIA AT THE ANNUAL MEETING

Election of Directors

At the Annual Meeting, Insignia is requesting shareholder approval to elect six directors to Insignia’s board of directors. As discussed above under “Background of the Solicitation,” on April 6, 2018 Air T and Groveland submitted to Insignia notice of their intent to nominate five director candidates at the Annual Meeting pursuant to requirements contained in Insignia’s Bylaws. Following a series of settlement discussions, on May 17, 2018 the Air T Group entered into a cooperation agreement with Insignia pursuant to which Insignia agreed, effective as of the date of the cooperation agreement, to: (i) increase the size of its board to six members, (ii) cause and accept the resignation of F. Peter Zaballos from its board, (iii) appoint Suzanne L. Clarridge and Loren A. Unterseher, two of the director candidates recommended by the Air T Group, to its board of directors and (iv) include Ms. Clarridge and Mr. Unterseher on the slate of director candidates to be voted on by shareholders at the Annual Meeting. The Air T Group agreed, subject to Insignia’s compliance with certain obligations set forth in the cooperation agreement, to irrevocably withdraw the director nomination notice with immediate effect. Following the appointment of Ms. Clarridge and Mr. Unterseher to the Insignia board and the resignation of Mr. Zaballos from the board on May 17, 2018, the Insignia board currently consists of six members, including Ms. Clarridge, Mr. Unterseher, Jacob J. Berning (who serves as Chairman of the Board), Kristine A. Glancy, Rachael B. Vegas and Steven R. Zenz. For more information on the terms of the cooperation agreement, see “The Cooperation Agreement.”

The Air T Group has agreed to vote its Insignia shares “FOR” the election of each of the six director candidates nominated for election to the Insignia board of directors. You may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. You may vote for each director on the enclosed BLUE proxy card (or through the BLUE voting instruction card provided by your bank, broker or other nominee). If you indicate your vote with respect to a director nominee on our BLUE proxy card, we will vote your shares as instructed. If you do not specify a choice with respect to a director nominee on our BLUE proxy card, we will vote your shares “FOR” the director nominee.

Below is biographical information for the six director candidates, including Suzanne L. Clarridge and Loren A. Unterseher, the two candidates recommended to Insignia by the Air T Group. The Air T Group recommends that you vote your shares “FOR” each of the director nominees. Other than Ms. Clarridge’s and Mr. Unterseher’s biographies, each of the biographies set forth below is from Insignia’s proxy statement for the Annual Meeting.

Jacob J. Berning, 45, has served as Chairman of Insignia’s board since May 2017 and has served as Marketing Vice President at The Schwan Food Company since September 2014. Mr. Berning has extensive leadership experience across a diverse set of businesses and teams in the consumer-packaged goods industry. His 18 years of marketing experience working with a variety of different brands also includes time as Marketing Director of WhiteWave Foods Company from July 2011 to September 2014 and Marketing Manager at General Mills, Inc. from September 2003 to July 2011. These experiences provide knowledge and understanding of the industry representing the majority of Insignia’s customer base. He has a BA degree from the University of Minnesota and an MBA (Finance and Marketing) from New York University.

Suzanne L. Clarridge, 61, was appointed to the Insignia board on May 17, 2018. She is the founder of My Brands Inc., a company providing direct-to-consumer solutions to consumer packaged goods (CPG) companies, and has served as President, Chief Executive Officer and the director of My Brands since 2001. At My Brands, Ms. Clarridge develops the strategic vision for the company, oversees finances, operations and employees, and manages the full sales cycle. Ms. Clarridge began her career at the State University of New York at Brockport, teaching marketing and management. Following that, she pursued a career in marketing and general business management with companies including Diamond Packaging, Hefty (Mobil) and Fisher Price (Mattel). The majority of her CPG career was spent with Hefty where she began as Assistant Brand Manager. She was promoted to senior brand management positions as she worked on Hefty Cinch Sak, Hefty Cups and Hefty Plates. We believe Ms. Clarridge's leadership, marketing and consumer-packaged goods experience will be valuable to the Board. Ms. Clarridge has a B.A. from Oakland University in Rochester, Michigan, and an M.B.A. in Marketing from the Rochester Institute of Technology. She serves on the President’s Advisory Board of the Rochester Institute of Technology.

Kristine A. Glancy, 40, has served as a director of Insignia since June 2017 and as President and Chief Executive Officer of Insignia since May 2016. Prior to joining Insignia, Ms. Glancy served in various roles at The Kraft Heinz Company from 1999 to 2016, most recently as Customer Vice President from May 2013 to April 2016. She held the positions of Director of Sales from June 2012 to May 2013 and National Customer Manager from November 2010 to June 2012. Her more than 17 years as a sales and marketing executive provide the necessary skills to the board and Insignia in the areas of Sales, Product Strategy, Customer Relations, Business and Brand Development. Ms. Glancy holds a Bachelor of Arts degree in Marketing and International Business from Saint Mary’s University and an MBA from Fordham University, New York City.

Loren A. Unterseher, 53, was appointed to the Insignia board on May 17, 2018. He is a Managing Director of Oxbow Industries, LLC, a holding company investing in middle-market private companies, which position he has held since 2004. Over his career, Mr. Unterseher has completed over $2.5 billion in corporate finance transactions. Prior to Oxbow Industries, Mr. Unterseher was a Principal/Shareholder & Director of Mergers and Acquisitions for Craig-Hallum Capital Group. Prior to Craig-Hallum, he was Director of Private Equity for Lazard Middle Market (f/k/a Goldsmith Agio Helms). Mr. Unterseher started his investment banking career as a Vice-President in Mergers and Acquisitions at RBC (f/k/a Dain Rauscher). He began his professional career as an attorney and was a Partner at Sinson Leonard Street (f/k/a Leonard, Street & Deinard), a major Minneapolis based law firm. Mr. Unterseher is currently Chairman of the Board of Inno-flex, LLC, a private company (a director since 2016), and serves on the boards of SkyWater Technology Foundry, Inc. (since 2017), SixSpeed, LLC (since 2016) and Town & Country Fence, LLC (since 2017), each of which is a private company. Mr. Unterseher has served on several private company and not for profit boards of directors. We believe that Mr. Unterseher’s investment, mergers and acquisitions, and finance experience will benefit Insignia’s board of directors. He holds a B.B.A. degree in Finance from the University of Iowa and a J.D. from the University of North Dakota.

Mr. Unterseher holds 10,000 shares of Common Stock of Insignia. Mr. Unterseher bought these 10,000 shares on March 16, 2018 in the open market at a price of $1.67 per share.

Rachael B. Vegas, 41, has served as a director of Insignia since June 2017. Ms. Vegas has served as the Chief Merchant at Brandless, Inc. since March 2016. She previously served in various roles at Target Corporation, Food Lion and Hannaford Supermarkets from 1997 to 2016. Most recently, from February 2014 to February 2016 as Vice President, General Merchandising Manager; Center Store, Grocery; from February 2013 to February 2014 as Vice President Merchandising Manager; Dry Grocery, Snacks, Candy; from February 2011 to February 2013 as Vice President Merchandising Manager, Snacks, Beverages, Pet Care, Candy and Liquor. Ms. Vegas’ experience in retail and consumer packaged goods industries are valuable to Insignia. Ms. Vegas holds a Bachelor of Arts degree in International Relations from Tufts University and an MBA from Kenan-Flagler Business School, University of North Carolina.

Steven R. Zenz, 64, has served as a director of Insignia since October 2013. Mr. Zenz is a former partner of the audit and advisory firm KPMG, where he served in various capacities in his 34 years with the firm, including partner in charge of the audit group and partner in charge of the firm’s SEC and technical accounting practices in KPMG’s Minneapolis, Minnesota office as well as lead audit partner for many publicly-held company clients. Since his retirement from KPMG in 2010, Mr. Zenz has acted as a consultant on merger and acquisition transactions providing advice on valuations, SEC filings, technical accounting and integration, which we believe will benefit Insignia. He also serves on the boards of directors of the William Blair Mutual Funds, RedBrick Health Corporation and Frankly Inc. (Toronto Stock Exchange). He holds a Bachelor of Science degree in Accounting and a Masters of Business Taxation degree from the University of Minnesota.

Executive Compensation (Say-on-Pay)

At the Annual Meeting, Insignia is requesting shareholder approval, on a non-binding, advisory basis, of the compensation of Insignia’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the company’s compensation discussion and analysis, the compensation tables and the narrative discussion, as contained in Insignia’s proxy statement (so called “say-on-pay”). As an advisory vote, this proposal is not binding on Insignia. Each member of the Air T Group has agreed to vote its Insignia shares “FOR” approval of the say-on-pay proposal; provided, however, that if ISS recommends that Insignia shareholders vote against the say-on-pay proposal, the Air T Group may vote against the proposal in accordance with such recommendation. We make no recommendation with respect to the say-on-pay proposal. You may vote on this proposal on the enclosed BLUE proxy card (or through the BLUE voting instruction card provided by your bank, broker or other nominee). If you indicate your vote with respect to this proposal on our BLUE proxy card, we will vote your shares as instructed. If you do not specify a choice with respect to this proposal on our BLUE proxy card, we will vote your shares “FOR” this proposal.

Auditor Ratification

Insignia is submitting the selection of Baker Tilly Virchow Krause, LLP as its independent registered accounting firm for the fiscal year ending December 31, 2018 for ratification by shareholders at the Annual Meeting. Each member of the Air T Group has agreed to vote its Insignia shares “FOR” approval of the auditor ratification proposal; provided, however, that if ISS recommends that Insignia shareholders vote against the auditor ratification proposal, then the Air T Group may vote in accordance with such recommendation. We make no recommendation with respect to the auditor ratification proposal. However, you may vote on this proposal on the enclosed BLUE proxy card (or through the BLUE voting instruction card provided by your bank, broker or other nominee). If you indicate your vote with respect to this proposal on our BLUE proxy card, we will vote your shares as instructed. If you return our BLUE proxy card and do not include directions on how to vote with respect to this proposal, we will vote your shares “FOR” the auditor ratification proposal.

Equity Plan Proposals

At the Annual Meeting, Insignia is requesting shareholder approval of (i) the 2018 Equity Incentive Plan and (ii) the amendment and restatement of the Employee Stock Purchase Plan.

Insignia reports that it is seeking shareholder approval of the 2018 Equity Incentive Plan in order to satisfy the shareholder approval requirements of the Nasdaq Stock Market and to obtain shareholder approval of the number of shares that may be subject to incentive stock options under Internal Revenue Code Section 422. Insignia further reports that the plan, which will become effective on the date it is approved by Insignia’s shareholders, will replace Insignia’s existing 2013 Omnibus Stock and Incentive Plan.

Insignia reports that it is seeking shareholder approval of an amendment and restatement of its Employee Stock Purchase Plan in order to increase the number of shares of Common Stock available for purchase under the plan by 300,000 shares. Insignia discloses that the Employee Stock Purchase Plan offers eligible employees the opportunity to acquire a stock ownership in Insignia through periodic payroll deductions that are applied toward the purchase of Insignia common shares at a discount from the then-current market price.

Each member of the Air T Group will vote its Insignia shares “FOR” approval of the equity plan proposals; provided, however, that if ISS recommends that Insignia shareholders vote against any of the equity plan proposals, then the Air T Group may vote in accordance with such recommendation. We make no recommendation with respect to the equity plan proposals. You may vote on these proposals on the enclosed BLUE proxy card (or through the BLUE voting instruction card provided by your bank, broker or other nominee). If you indicate your vote with respect to the proposals on our BLUE proxy card, we will vote your shares as instructed. If you do not specify a choice with respect to any of the proposals on our BLUE proxy card, we will vote your shares “FOR” the proposal.

SOLICITATION OF PROXIES

This solicitation of proxies is being made by Air T. Proxies may be solicited through the mail, press releases and other public statements, electronic communications, telephone, fax and in-person meetings. The other participants named in this Proxy Statement and other employees and agents of Air T and Groveland may assist in the solicitation of proxies without any additional remuneration.

We have retained Alliance Advisors for advisory services in connection with this solicitation and to assist us in the solicitation of proxies. Alliance Advisors will receive customary compensation for work done, the aggregate of which is currently anticipated not to exceed $[●], together with reimbursement for its reasonable out-of-pocket expenses. We have also agreed to indemnify Alliance Advisors against liabilities and expenses arising out of its services to us in connection with this solicitation of proxies, except where any such liabilities arise out of any gross negligence or willful misconduct by Alliance Advisors. It is anticipated that Alliance Advisors will employ approximately 25 persons to solicit shareholders of Insignia for the Annual Meeting.

We plan to solicit proxies from individuals, banks, brokers, dealers, bank nominees, trust companies, and other nominees and institutional holders. We will be requesting banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Insignia shares they hold of record, and we will reimburse these record holders for their reasonable out-of-pocket expenses in doing so.

The expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by Air T and Groveland. We anticipate that the fees and expenses incurred in connection with this solicitation and our other efforts to obtain approval of the One Share/One Vote Proposal could total up to $180,000 or more. We estimate that our expenses to date total approximately $[●].

INFORMATION ABOUT INSIGNIA

Based on documents publicly filed by Insignia, the mailing address of the principal executive offices of Insignia is 8799 Brooklyn Blvd., Minneapolis, Minnesota 55445.

The information about Insignia contained in this Proxy Statement and the Appendices attached hereto has been taken from, or is based upon, publicly available information. We assume no responsibility for the accuracy or completeness of such information, except as may be required by law.

Common Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Insignia’s shares by each shareholder known to be the owner of more than 5% of the outstanding shares of Insignia and the beneficial ownership of Insignia’s shares by each of Insignia’s directors, director nominees and named executive officers, and the directors and executive officers as a group. According to Insignia, beneficial ownership includes shares available for purchase under options and subject to settlement under restricted stock units within 60 days after May 18, 2018. Unless otherwise indicated, each person had sole voting power and sole investment power for all shares beneficially held. Other than the information for the Air T Group, we have taken this information from Insignia’s proxy statement for the Annual Meeting, and we assume no responsibility for the accuracy or completeness of this information.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Shares
Shareholders / Shareholder Groups
Air T, Inc., et al.	3,838,114(2)	32.1%
5930 Balsom Ridge Road
Denver, North Carolina 28037

Cable Car Capital LLC	1,014,943(3)	8.5%
1449 Washington Street #6
San Francisco, CA 94109

Renaissance Technologies LLC	642,000(4)	5.4%
800 Third Avenue
New York, NY 10022

Directors, Nominees and Named Executive Officers
Jacob J. Berning	19,742	*
Suzanne L. Clarridge	—	—
Kristine A. Glancy	103,446	*
Loren A. Unterseher	10,000	*
Rachael B. Vegas	14,423	*
Steven R. Zenz	50,778(5)	*
Jeffrey A. Jagerson	60,000	*
Mark A. Cherrey(6)	9,677	*
All current directors, director nominees and executive officers as a group (7 persons)	258,389(5)	2.5%

_____________________________

* Less than one percent.

(1)

Does not include 1,266 and 949 common stock equivalents held by Messrs. Berning and Zenz, respectively, under the Insignia Systems Inc. Deferred Compensation Plan for Directors. These common stock equivalents carry no voting rights and the recipient does not have the right to acquire any underlying shares within 60 days of May 18, 2018.

(2)

Air T, Inc. has sole voting and dispositive power over 3,416,114 shares of Common Stock. Groveland Capital LLC has shared voting and dispositive power over 422,000 shares of Common Stock. Nicholas J. Swenson, as the Managing Member of Groveland, has shared voting and dispositive power over the shares of Common Stock held by Groveland. As the Chairman, President and Chief Executive Officer of Air T, Mr. Swenson may be deemed to beneficially own the shares of Common Stock held by Air T. As the Managing Member of Groveland, Mr. Swenson may be deemed to beneficially own the shares of Common Stock held by Groveland. Air T expressly disclaims beneficial ownership of the securities held by Groveland. Groveland expressly disclaims beneficial ownership of securities held by Air T, and Mr. Swenson expressly disclaims beneficial ownership of securities held by Air T and Groveland except to the extent of his pecuniary interest therein. Does not include 12,168 shares of Common Stock held by Nicholas J. Swenson.

(3)

Based on Amendment No. 4 to Schedule 13D filed with the SEC on January 18, 2018 by Cable Car Capital LLC and Jacob Haft Ma-Weaver, reporting ownership as of January 16, 2018. Mr. Ma-Weaver is the Managing Member and investment advisor of Cable Car Capital LLC.

(4)

Based on Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2018 by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation, reporting ownership as of December 29, 2017. Shares are beneficially owned by Renaissance Technologies Holdings Corporation, which is a majority owner of Renaissance Technologies LLC.

(5)	Includes 13,661 shares subject to options.

(6)	Mr. Cherrey resigned from all positions with Insignia in June 2017.

Shareholder Proposals

Pursuant to Insignia’s proxy statement for the Annual Meeting, proposals by shareholders (other than director nominations) that are submitted for inclusion in Insignia’s proxy statement for its 2019 annual meeting must follow the procedures provided in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Insignia’s Bylaws. To be timely, Insignia discloses that such proposals must be given, either by personal delivery or by United States mail, postage prepaid, to Insignia’s Secretary on or before February 1, 2019. Insignia also reports that if a shareholder intends to propose an item of business to be considered at the 2019 annual meeting, but not have it included in Insignia’s proxy statement, or if the shareholder intends to nominate a person for election as a director at the 2019 annual meeting, then the shareholder must provide timely written notice of such proposal or nomination, either by personal delivery or by United States mail, postage prepaid, to Insignia’s Secretary between April 21, 2019 and May 21, 2019. Such notice must also comply with all applicable statutes and regulations and include all information required pursuant to Insignia’s Bylaws.

Omission of Certain Information

We have omitted from this Proxy Statement certain disclosures that are expected to be included in Insignia’s proxy statement relating to the Annual Meeting based on reliance on Rule 14a-5(c) of the Exchange Act. These disclosures include, among other things, information concerning executive compensation, information concerning Insignia’s equity compensation plans, information concerning Insignia’s independent auditors, related party transactions and other information about Insignia. If Insignia does not provide a definitive proxy statement containing this information to shareholders before we mail our Proxy Statement, we will provide such information to shareholders. If Insignia does not distribute its proxy statement to shareholders at least ten days prior to the Annual Meeting, we will distribute to shareholders a supplement to this Proxy Statement containing such disclosures at least ten days prior to the Annual Meeting.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are not historical facts but are “forward-looking” in nature. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or conditions to be materially different from any future results or conditions expressed or implied by such forward-looking statements. In some cases, such forward-looking statements may be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “intends” or “believes” or the negative of such terms or other comparable terminology. Shareholders should not place undue reliance on any such forward-looking statements.

QUESTIONS

If you have any questions about anything in this Proxy Statement or the procedures to be followed to execute and deliver a proxy, please contact our proxy advisor, Alliance Advisors, at the toll-free telephone number included on the back cover page of this proxy statement.

Air T, Inc.
[●], 2018

Appendix A

INFORMATION STATEMENT

pursuant to

MINNESOTA STATUTES, SECTION 302A.671, SUBD. 2

ISSUING PUBLIC CORPORATION: INSIGNIA SYSTEMS, INC.

ACQUIRING PERSONS:

AIR T, INC.

GROVELAND CAPITAL LLC

NICHOLAS J. SWENSON

January 19, 2018

Pursuant to Minnesota Statutes, Section 302A.671 (the “Statute”) Air T., Inc., a Delaware corporation (“Air T”), Groveland Capital LLC, a Delaware limited liability company (“Groveland”), and Nicholas J. Swenson (“Swenson”) (collectively, the “Acquiring Persons”) are providing the following information to Insignia Systems, Inc. a Minnesota corporation (the “Company”) in connection with the acquisition of shares of the Company by certain of the Acquiring Persons on January 10, 2018 (the “Share Acquisition”).

1.	Identity and Background of Acquiring Persons

Air T was incorporated under the laws of the State of Delaware in 1980 and operates wholly owned subsidiaries in three industry segments: (i) the overnight air cargo segment, comprised of its Mountain Air Cargo, Inc. and CSA Air, Inc. subsidiaries, operates in the air express delivery services industry; (ii) the ground equipment sales segment, comprised of its Global Ground Support, LLC subsidiary, manufactures and provides mobile deicers and other specialized equipment products to passenger and cargo airlines, airports, the military, and industrial customers; and (iii) the ground support services segment, comprised of its Global Aviation Services, LLC subsidiary, provides ground support equipment maintenance and facilities maintenance services to domestic airlines and aviation service providers. For purposes of the Statute, Air T’s affiliates and associates consist of the following officers and subsidiaries of Air T, none of whom, except for Mr. Swenson, are the beneficial owners of any shares of Common Stock:

●	Nicholas J. Swenson, President, Chief Executive Officer, and Chairman of the Board of Air T.

●	Candice L. Otey, Chief Financial Officer and Director of Air T.

●

Each entity listed in Exhibit 21.1 to Air T’s annual report on Form 10-K, filed on October 13, 2017 with the Securities and Exchange Commission, a copy of which is attached as Exhibit A to this information statement.

●	Insignia Systems, Inc., in which Air T held more than 10% of the outstanding shares of Common Stock prior to the Share Acquisition (as such terms are defined below).

Nicholas J. Swenson is the President, Chief Executive Officer, and Chairman of the Board of Directors of Air T. Mr. Swenson is also a private investor and the founder and managing member of Groveland, and the managing member of AO Partners, LLC which is the general partner of AO Partners I, L.P., an investment fund. Mr. Swenson previously served as a portfolio manager and partner of Whitebox Advisors, LLC, an investment management firm. Mr. Swenson is also a director and Chairman of the Board of Pro-Dex, Inc., and a director of Delphax Technologies Inc. Mr. Swenson formerly served on the board of directors of the Company. For purposes of the Statute, Mr. Swenson’s affiliates and associates consist of the following, none of which, except for Air T and Groveland Capital, LLC, are the beneficial owners of any shares of Common Stock:

●	Air T, Inc., described above.

●	Groveland Capital LLC, described below.

●	AO Partners I, L.P., an investment fund of which AO Partners, LLC is the general partner.

●	AO Partners, LLC, the general partner of AO Partners I, L.P. of which Mr. Swenson is the managing membr.

●	Jennifer E. Dick, spouse of Mr. Swenson.

Groveland is an investment management firm founded by Mr. Swenson in March of 2009. For purposes of the Statute, Groveland’s affiliates and associates consist of:

●	Nicholas J. Swenson, the founder and managing member of Groveland

2.	Governing Statute

This Information Statement is made pursuant to Minnesota Statutes, Section 302A.671, subd. 2 (the “Statute”).

3.	Beneficial Ownership of Acquiring Persons

Prior to the Share Acquisition, each of the persons identified in Section 1 of this Information Statement beneficially owned the number of shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company as is set forth opposite their respective names below. Persons identified in Section 1 of this Information Statement but not included in the table below did not beneficially own any shares of the Company’s Common Stock prior to the Share Acquisition.

Person	Shares of Common Stock Beneficially Owned
Air T, Inc.	1,942,103
Groveland Capital LLC	422,000
Nicholas J. Swenson	434,168(1)

(1)

Includes the 422,000 shares of Common Stock owned by Groveland Capital LLC, and 12,168 shares of Common Stock owned by Mr. Swenson. Mr. Swenson is the managing member of Groveland Capital LLC and has the authority to direct its affairs.

4.	Share Acquisition

The Share Acquisition occurred on January 10, 2018, when Air T acquired 30,000 shares of Common Stock, resulting in the Acquiring Persons, as a group, having beneficial ownership of Common Stock that would, except for the operation of the Statute, possess greater than 20% of the voting power in the election of the Company’s directors. Subsequent thereto, on January 12, 2018, Air T acquired an additional 25,000 shares of Common Stock, and on January 16, 2018, Air T acquired an additional 1,132,713 of Common Stock. In addition, the Acquiring Persons may make additional acquisitions of Common Stock which would result, except for the operation of the Statute, in their possessing greater than 33-1/3% of the voting power in the election of the Company’s directors.

5.	Terms of the Share Acquisition

The Acquiring Persons acquired the Common Stock in the Share Acquisition through purchases on the open market, using funds held by the Acquiring Persons.

The plans of the Acquiring Persons with respect to the Company are set forth in those Schedules 13D/A filed by the Acquiring Persons with the Securities and Exchange Commission on January 16, 2018, item 4 of which Schedule 13D/A is hereby incorporated by reference.

This Information Statement is dated the 19th day of January, 2018.

AIR T, INC.

By:     /s/ Nicholas J. Swenson

Nicholas J. Swenson
Chief Executive Officer

GROVELAND CAPITAL LLC

By:     /s/ Nicholas J. Swenson

Nicholas J. Swenson

Managing Member

/s/ Nicholas J. Swenson

Nicholas J. Swenson

EXHIBIT A

Exhibit 21.1 to the Annual Report of Air T., Inc. on Form 10-K, filed October 13, 2017

EX-21.1 2 ex_96200.htm EXHIBIT 21.1

Exhibit 21.1

AIR T, INC.

LIST OF SUBSIDIARIES AND

CONSOLIDATED VARIABLE INTEREST ENTITIES

Percent Ownership
Air T Global Leasing, LLC, a North Carolina limited liability company	100%
CSA Air, Inc., a North Carolina corporation	100%
Global Aviation Services, LLC, a North Carolina limited liability company	100%
Global Ground Support, LLC, a North Carolina limited liability company	100%
Mountain Air Cargo, Inc., a North Carolina corporation	100%
Space Age Insurance Company, a Utah corporation	100%
Stratus Aero Partners LLC, a Delaware limited liability company	100%
Jet Yard, LLC, an Arizona limited liability company	100%
AirCo, LLC, a North Carolina limited liability company	100%
AirCo 1, LLC, a Delaware limited liability company	100%
AirCo Services, LLC, a North Carolina limited liability company	100%
Contrail Aviation Support, LLC, a North Carolina limited liability company	79%
2587493 Ontario, Inc., an Ontario Corporation	100%
Delphax Technologies Inc., a Minnesota corporation	38%*
Delphax Technologies Canada Limited, an Ontario corporation	**
Delphax Technologies Limited, a United Kingdom corporation	**
Delphax Technologies S.A.S., a France joint stock company	**

__________________________

*	Percent ownership assumes conversion by Air T of all shares of Series B Preferred Stock of Delphax Technologies Inc. into shares of common stock of Delphax Technologies Inc.

**	Wholly owned subsidiary of Delphax Technologies Inc.

AMENDMENT NO. 1 TO

INFORMATION STATEMENT

pursuant to

MINNESOTA STATUTES, SECTION 302A.671, SUBD. 2

ISSUING PUBLIC CORPORATION: INSIGNIA SYSTEMS, INC.

ACQUIRING PERSONS:

AIR T, INC.

GROVELAND CAPITAL LLC

NICHOLAS J. SWENSON

March 19, 2018

Pursuant to Minnesota Statutes, Section 302A.671, subd. 2, on January 19, 2018, Air T., Inc., Groveland Capital LLC, and Nicholas J. Swenson (collectively, the “Acquiring Persons”) provided certain information (the “Original Information Statement”) to Insignia Systems, Inc., a Minnesota corporation (the “Company”), in connection with the acquisition of shares of the Company by the Acquiring Persons. The Acquiring Persons wish to update the Original Information Statement by this Amendment No. 1. Accordingly, the caption “Beneficial Ownership of Acquiring Persons” and the corresponding text under the caption in the Original Information Statement is hereby deleted in its entirety and is replaced with the following text:

“Beneficial Ownership of Acquiring Persons

The following Acquiring Persons beneficially own the number of shares of common stock, par value $.01 per share, of the Company in the amounts set forth opposite their respective names below.

Person	Shares of Common Stock Beneficially Owned
Air T, Inc.	3,302,233
Groveland Capital LLC	422,000
Nicholas J. Swenson	434,168(1)

(1)

Includes the 422,000 shares of Common Stock owned by Groveland Capital LLC, and 12,168 shares of Common Stock owned by Mr. Swenson. Mr. Swenson is the managing member of Groveland Capital LLC and has the authority to direct its affairs.”

This Amendment No. 1 to Information Statement is dated the 19th day of March, 2018.

AIR T, INC.

By:     /s/ Nicholas J. Swenson

Nicholas J. Swenson

Chief Executive Officer

GROVELAND CAPITAL LLC

By:     /s/ Nicholas J. Swenson

Nicholas J. Swenson

Managing Member

/s/ Nicholas J. Swenson

Nicholas J. Swenson

AMENDMENT NO. 2 TO

INFORMATION STATEMENT

pursuant to

MINNESOTA STATUTES, SECTION 302A.671, SUBD. 2

ISSUING PUBLIC CORPORATION: INSIGNIA SYSTEMS, INC.

ACQUIRING PERSONS:

AIR T, INC.

GROVELAND CAPITAL LLC

NICHOLAS J. SWENSON

March 26, 2018

Pursuant to Minnesota Statutes, Section 302A.671, subd. 2, on January 19, 2018, Air T., Inc., Groveland Capital LLC, and Nicholas J. Swenson (collectively, the “Acquiring Persons”) provided certain information (the “Original Information Statement”) to Insignia Systems, Inc., a Minnesota corporation (the “Company”), in connection with the acquisition of shares of the Company by the Acquiring Persons. The Acquiring Persons amended the Original Information Statement on March 19, 2018 by delivering an Amendment No. 1 to the Original Information Statement to the Company. The Acquiring Persons wish to further update the Original Information Statement, as amended, by this Amendment No. 2. Accordingly, the caption “Beneficial Ownership of Acquiring Persons” and the corresponding text under the caption in the Original Information Statement, as amended, is hereby deleted in its entirety and is replaced with the following text:

“Beneficial Ownership of Acquiring Persons

The following Acquiring Persons beneficially own the number of shares of common stock, par value $.01 per share, of the Company in the amounts set forth opposite their respective names below.

Person	Shares of Common Stock Beneficially Owned
Air T, Inc.	3,334,816
Groveland Capital LLC	422,000
Nicholas J. Swenson	434,168(1)

(1)

Includes the 422,000 shares of Common Stock owned by Groveland Capital LLC, and 12,168 shares of Common Stock owned by Mr. Swenson. Mr. Swenson is the managing member of Groveland Capital LLC and has the authority to direct its affairs.”

This Amendment No. 2 to Information Statement is dated the 26th day of March, 2018.

AIR T, INC.

By:     /s/ Nicholas J. Swenson

Nicholas J. Swenson

Chief Executive Officer

GROVELAND CAPITAL LLC

By:     /s/ Nicholas J. Swenson

Nicholas J. Swenson

Managing Member

/s/ Nicholas J. Swenson

Nicholas J. Swenson

AMENDMENT NO. 3 TO

INFORMATION STATEMENT

pursuant to

MINNESOTA STATUTES, SECTION 302A.671, SUBD. 2

ISSUING PUBLIC CORPORATION: INSIGNIA SYSTEMS, INC.

ACQUIRING PERSONS:

AIR T, INC.

GROVELAND CAPITAL LLC

NICHOLAS J. SWENSON

April 5, 2018

Pursuant to Minnesota Statutes, Section 302A.671, subd. 2, on January 19, 2018, Air T., Inc., Groveland Capital LLC, and Nicholas J. Swenson (collectively, the “Acquiring Persons”) provided certain information (the “Original Information Statement”) to Insignia Systems, Inc., a Minnesota corporation (the “Company”), in connection with the acquisition of shares of the Company by the Acquiring Persons. The Acquiring Persons amended the Original Information Statement on March 19, 2018 by delivering an Amendment No. 1 to the Original Information Statement to the Company and on March 26, 2018 by delivering an Amendment No. 2 to the Original Information Statement to the Company. The Acquiring Persons wish to further update the Original Information Statement, as amended, by this Amendment No. 3. Accordingly, the caption “Beneficial Ownership of Acquiring Persons” and the corresponding text under the caption in the Original Information Statement, as amended, is hereby deleted in its entirety and is replaced with the following text:

“Beneficial Ownership of Acquiring Persons

The following Acquiring Persons beneficially own the number of shares of common stock, par value $.01 per share, of the Company in the amounts set forth opposite their respective names below.

Person	Shares of Common Stock Beneficially Owned
Air T, Inc.	3,391,014
Groveland Capital LLC	422,000
Nicholas J. Swenson	434,168(1)

(1)

Includes the 422,000 shares of Common Stock owned by Groveland Capital LLC, and 12,168 shares of Common Stock owned by Mr. Swenson. Mr. Swenson is the managing member of Groveland Capital LLC and has the authority to direct its affairs.”

This Amendment No. 3 to Information Statement is dated the 5th day of April, 2018.

AIR T, INC.

By:     /s/ Nicholas J. Swenson

Nicholas J. Swenson

Chief Executive Officer

GROVELAND CAPITAL LLC

By:     /s/ Nicholas J. Swenson

Nicholas J. Swenson

Managing Member

/s/ Nicholas J. Swenson

Nicholas J. Swenson

Appendix B

Minnesota Statutes

302A.671 CONTROL SHARE ACQUISITIONS

Subdivision 1. Application. (a) Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, this section applies to a control share acquisition. A shareholder’s proposal to amend the corporation’s articles or bylaws to cause this section to be inapplicable to the corporation requires the vote set forth in subdivision 4a, paragraph (b), in order for it to be effective, unless it is approved by a committee of the board comprised solely of directors who:

(1) are neither officers nor employees of, nor were during the five years preceding the formation of the committee officers or employees of, the corporation or a related organization;

(2) are neither acquiring persons nor affiliates or associates of an acquiring person;

(3) were not nominated for election as directors by an acquiring person or an affiliate or associate of an acquiring person; and

(4) were directors at the time an acquiring person became an acquiring person or were nominated, elected, or recommended for election as directors by a majority of those directors.

(b) The shares of an issuing public corporation acquired by an acquiring person in a control share acquisition that exceed the threshold of voting power of any of the ranges specified in subdivision 2, paragraph (d), shall have only the voting rights as shall be accorded to them pursuant to subdivision 4a.

Subd. 2. Information statement. An acquiring person shall deliver to the issuing public corporation at its principal executive office an information statement containing all of the following:

(a) the identity and background of the acquiring person, including the identity and background of each member of any partnership, limited partnership, syndicate, or other group constituting the acquiring person, and the identity and background of each affiliate and associate of the acquiring person, including the identity and background of each affiliate and associate of each member of such partnership, syndicate, or other group; provided, however, that with respect to a limited partnership, the information need only be given with respect to a partner who is denominated or functions as a general partner and each affiliate and associate of the general partner;

(b) a reference that the information statement is made under this section;

(c) the number and class or series of shares of the issuing public corporation beneficially owned, directly or indirectly, before the control share acquisition by each of the persons identified pursuant to paragraph (a);

(d) the number and class or series of shares of the issuing public corporation acquired or proposed to be acquired pursuant to the control share acquisition by each of the persons identified pursuant to paragraph (a) and specification of which of the following ranges of voting power in the election of directors that, except for this section, resulted or would result from consummation of the control share acquisition:

(1) at least 20 percent but less than 33-1/3 percent;

(2) at least 33-1/3 percent but less than or equal to 50 percent;

(3) over 50 percent; and

(e) the terms of the control share acquisition or proposed control share acquisition, including, but not limited to, the source of funds or other consideration and the material terms of the financial arrangements for the control share acquisition; plans or proposals of the acquiring person (including plans or proposals under consideration) to (1) liquidate or dissolve the issuing public corporation, (2) sell all or a substantial part of its assets, or merge it or exchange its shares with any other person, (3) change the location of its principal place of business or its principal executive office or of a material portion of its business activities, (4) change materially its management or policies of employment, (5) change materially its charitable or community contributions or its policies, programs, or practices relating thereto, (6) change materially its relationship with suppliers or customers or the communities in which it operates, or (7) make any other material change in its business, corporate structure, management or personnel; and other objective facts as would be substantially likely to affect the decision of a shareholder with respect to voting on the control share acquisition.

If any material change occurs in the facts set forth in the information statement, including but not limited to any material increase or decrease in the number of shares of the issuing public corporation acquired or proposed to be acquired by the persons identified pursuant to paragraph (a), the acquiring person shall promptly deliver to the issuing public corporation at its principal executive office an amendment to the information statement containing information relating to the material change. An increase or decrease or proposed increase or decrease equal, in the aggregate for all persons identified pursuant to paragraph (a), to one percent or more of the total number of outstanding shares of any class or series of the issuing public corporation shall be deemed "material" for purposes of this paragraph; an increase or decrease or proposed increase or decrease of less than this amount may be material, depending upon the facts and circumstances.

Subd. 3. Meeting of shareholders. If the acquiring person so requests in writing at the time of delivery of an information statement pursuant to subdivision 2, and has made, or has made a bona fide written offer to make, a control share acquisition and gives a written undertaking to pay or reimburse the issuing public corporation’s expenses of a special meeting, except the expenses of the issuing public corporation in opposing according voting rights with respect to shares acquired or to be acquired in the control share acquisition, within ten days after receipt by the issuing public corporation of the information statement, a special meeting of the shareholders of the issuing public corporation shall be called pursuant to section 302A.433, subdivision 1, for the sole purpose of considering the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to the control share acquisition. The special meeting shall be held no later than 55 days after receipt of the information statement and written undertaking to pay or reimburse the issuing public corporation’s expenses of the special meeting, unless the acquiring person agrees to a later date. If the acquiring person so requests in writing at the time of delivery of the information statement, (1) the special meeting shall not be held sooner than 30 days after receipt by the issuing public corporation of the information statement and (2) the record date for the meeting must be at least 30 days prior to the date of the meeting. If no request for a special meeting is made, consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to the control share acquisition shall be presented at the next special or annual meeting of the shareholders of which notice has not been given, unless prior thereto the matter of the voting rights becomes moot. The issuing public corporation is not required to have the voting rights to be accorded to shares acquired or to be acquired according to a control share acquisition considered at the next special or annual meeting of the shareholders unless it has received the information statement and documents required by subdivision 4 at least 55 days before the meeting. The notice of the meeting shall at a minimum be accompanied by a copy of the information statement (and a copy of any amendment to the information statement previously delivered to the issuing public corporation) and a statement disclosing that the board of the issuing public corporation recommends approval of, expresses no opinion and is remaining neutral toward, recommends rejection of, or is unable to take a position with respect to according voting rights to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired in the control share acquisition. The notice of meeting shall be given at least ten days prior to the meeting. Any amendments to the information statement received after mailing of the notice of the meeting must be mailed promptly to the shareholders by the issuing public corporation.

Subd. 4. Financing. Notwithstanding anything to the contrary contained in this chapter, no call of a special meeting of the shareholders of the issuing public corporation shall be made pursuant to subdivision 3 and no consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to a control share acquisition shall be presented at any special or annual meeting of the shareholders of the issuing public corporation unless at the time of delivery of the information statement pursuant to subdivision 2, the acquiring person shall have entered into, and shall deliver to the issuing public corporation a copy or copies of, a definitive financing agreement or definitive financing agreements, with one or more responsible financial institutions or other entities having the necessary financial capacity, for any financing of the control share acquisition not to be provided by funds of the acquiring person. A financing agreement is not deemed not definitive for purposes of this subdivision solely because it contains conditions or contingencies customarily contained in term loan agreements with financial institutions.

Subd. 4a. Voting rights.

(a) Shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition shall have the same voting rights as other shares of the same class or series only if approved by resolution of shareholders of the issuing public corporation at a special or annual meeting of shareholders pursuant to subdivision 3.

(b) The resolution of shareholders must be approved by (1) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote including all shares held by the acquiring person, and (2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote excluding all interested shares. A class or series of shares of the issuing public corporation is entitled to vote separately as a class or series if any provision of the control share acquisition would, if contained in a proposed amendment to the articles, entitle the class or series to vote separately as a class or series.

(c) To have the voting rights accorded by approval of a resolution of shareholders, any proposed control share acquisition not consummated prior to the time of the shareholder approval must be consummated within 180 days after the shareholder approval.

(d) Any shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition that do not have voting rights accorded to them by approval of a resolution of shareholders shall regain their voting rights upon transfer to a person other than the acquiring person or any affiliate or associate of the acquiring person unless the acquisition of the shares by the other person constitutes a control share acquisition, in which case the voting rights of the shares are subject to the provisions of this section.

Subd. 5. Rights of action. An acquiring person, an issuing public corporation, and shareholders of an issuing public corporation may sue at law or in equity to enforce the provisions of this section and section 302A.449, subdivision 7.

Subd. 6. Redemption. Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, the issuing public corporation shall have the option to call for redemption all but not less than all shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition, at a redemption price equal to the market value of the shares at the time the call for redemption is given, in the event (1) an information statement has not been delivered to the issuing public corporation by the acquiring person by the tenth day after the control share acquisition, or (2) an information statement has been delivered but the shareholders have voted not to accord voting rights to such shares pursuant to subdivision 4a, paragraph (b). The call for redemption shall be given by the issuing public corporation within 30 days after the event giving the issuing public corporation the option to call the shares for redemption and the shares shall be redeemed within 60 days after the call is given.

Minnesota Statutes

302A.011 DEFINITIONS

Below are certain terms used in the Minnesota Statute as defined under Section 302A.011 of the Minnesota Statutes:

“Acquiring person” means a person that makes or proposes to make a control share acquisition. When two or more persons act as a partnership, limited partnership, syndicate, or other group pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise for the purposes of acquiring, owning, or voting shares of an issuing public corporation, all members of the partnership, syndicate, or other group constitute a “person.” “Acquiring person” does not include (a) a licensed broker/dealer or licensed underwriter who (1) purchases shares of an issuing public corporation solely for purposes of resale to the public and (2) is not acting in concert with an acquiring person, or (b) a person who becomes entitled to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), solely as a result of a repurchase of shares by, or recapitalization of, the issuing public corporation or similar action unless (1) the repurchase, recapitalization, or similar action was proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the person or any affiliate or associate of the person or (2) the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding shares entitled to vote of the issuing public corporation and, immediately after the acquisition, is entitled to exercise or direct the exercise of the same or a higher range of voting power under section 302A.671, subdivision 2, paragraph (d), as the person became entitled to exercise as a result of the repurchase, recapitalization, or similar action.

“Affiliate” means a person that directly or indirectly controls, is controlled by, or is under common control with, a specified person.

“Articles” means, in the case of a corporation incorporated under or governed by this chapter, articles of incorporation, articles of amendment, a resolution of election to become governed by this chapter, a demand retaining the two-thirds majority for shareholder approval of certain transactions, a statement of change of registered office, registered agent, or name of registered agent, a statement establishing or fixing the rights and preferences of a class or series of shares, a statement of cancellation of authorized shares, articles of merger, articles of conversion, articles of abandonment, and articles of dissolution. In the case of a foreign corporation, the term includes all documents serving a similar function required to be filed with the secretary of state or other officer of the foreign corporation’s state of incorporation. In the case of a corporation formed under chapter 300, the term means the certificate of incorporation.

“Associate,” when used to indicate a relationship with any person, means any of the following: (1) any organization of which the person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class or series of shares entitled to vote or other equity interest; (2) any trust or estate in which the person has a substantial beneficial interest or as to which the person serves as trustee or executor or in a similar fiduciary capacity; (3) any relative or spouse of the person, or any relative of the spouse, residing in the home of the person.

“Beneficial owner; beneficial ownership”

(a) “Beneficial owner,” when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:

(1) a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person’s affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and

(2) a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Securities Exchange Act of 1934 and is not then reportable under that act on a Schedule 13D or comparable report, or, if the corporation is not subject to the rules and regulations under the Securities Exchange Act of 1934, would have been required to be made and would not have been reportable if the corporation had been subject to the rules and regulations.

(b) “Beneficial ownership” includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants, or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights, or conversion privileges held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other person. A person shall be deemed the beneficial owner of shares and securities beneficially owned by any relative or spouse of the person or any relative of the spouse, residing in the home of the person, any trust or estate in which the person owns ten percent or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any organization in which the person owns ten percent or more of the equity, and any affiliate of the person.

(c) When two or more persons act or agree to act as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, owning, or voting shares or other securities of a corporation, all members of the partnership, syndicate, or other group are deemed to constitute a "person" and to have acquired beneficial ownership, as of the date they first so act or agree to act together, of all shares or securities of the corporation beneficially owned by the person.

“Board” means the board of directors of a corporation.

“Class” when used with reference to shares, means a category of shares that differs in designation or one or more rights or preferences from another category of shares of the corporation.

“Control,” including the terms “controlling,” “controlled by,” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person’s beneficial ownership of ten percent or more of the voting power of a corporation’s outstanding shares entitled to vote in the election of directors creates a presumption that the person has control of the corporation. Notwithstanding the foregoing, a person is not considered to have control of a corporation if the person holds voting power, in good faith and not for the purpose of avoiding section 302A.673, as an agent, bank, broker, nominee, custodian, or trustee for one or more beneficial owners who do not individually or as a group have control of the corporation.

“Control share acquisition” means an acquisition, directly or indirectly, by an acquiring person of beneficial ownership of shares of an issuing public corporation that, except for section 302A.671, would, when added to all other shares of the issuing public corporation beneficially owned by the acquiring person, entitle the acquiring person, immediately after the acquisition, to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), but does not include any of the following:

(a) an acquisition before, or pursuant to an agreement entered into before, August 1, 1984;

(b) an acquisition by a donee pursuant to an inter vivos gift not made to avoid section 302A.671 or by a distributee as defined in section 524.1-201, clause (10);

(c) an acquisition pursuant to a security agreement not created to avoid section 302A.671;

(d) an acquisition under sections 302A.601 to 302A.661, if the issuing public corporation is a party to the transaction;

(e) an acquisition from the issuing public corporation;

(f) an acquisition for the benefit of others by a person acting in good faith and not made to avoid section 302A.671, to the extent that the person may not exercise or direct the exercise of the voting power or disposition of the shares except upon the instruction of others;

(g) an acquisition pursuant to a savings, employee stock ownership, or other employee benefit plan of the issuing public corporation or any of its subsidiaries, or by a fiduciary of the plan acting in a fiduciary capacity pursuant to the plan; or

(h) an acquisition pursuant to an offer to purchase for cash pursuant to a tender offer, or to exchange for stock pursuant to an exchange offer, all shares of the voting stock of the issuing public corporation:

(1) that has been approved by a majority vote of the members of a committee composed solely of one or more disinterested members of the board of the issuing public corporation formed pursuant to section 302A.673, subdivision 1, paragraph (d), before the commencement of, or the public announcement of the intent to commence, the tender or exchange offer; and

(2) pursuant to which the acquiring person will become the owner of over 50 percent of the voting stock of the issuing public corporation outstanding at the time of the transaction.

For purposes of this subdivision, shares beneficially owned by a plan described in clause (g), or by a fiduciary of a plan described in clause (g) pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan.

“Corporation” or “domestic corporation” means a corporation, other than a foreign corporation, organized for profit and incorporated under or governed by this chapter.

“Interested shares” means the shares of an issuing public corporation beneficially owned by any of the following persons: (1) the acquiring person, (2) any officer of the issuing public corporation, or (3) any employee of the issuing public corporation who is also a director of the issuing public corporation.

“Issuing public corporation” means either: (1) a publicly held corporation that has at least 50 shareholders; or (2) any other corporation that has at least 100 shareholders, provided that if, before January 1, 1998, a corporation that has at least 50 shareholders elects to be an issuing public corporation by express amendment contained in the articles or bylaws, including bylaws approved by the board, that corporation is an issuing public corporation if it has at least 50 shareholders.

“Market value,” when used in reference to shares or other property of any corporation, means the following:

(a) In the case of shares, the average closing sale price of a share during the 30 trading days immediately preceding the date in question or, with respect to the references in section 302A.553, subdivision 3, if a person or persons selling the shares have commenced a tender offer or have announced an intention to seek control of the corporation, during the 30 trading days preceding the earlier of the commencement of the tender offer or the making of the announcement, in either case:

(1) on the composite tape for New York Stock Exchange listed shares; or

(2) if the shares are not quoted on the composite tape or not listed on the New York Stock Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, which may include the NASDAQ Stock Market, on which the shares are listed; or

(3) if the shares are not listed on any such exchange, on any system then in use.

If no quotation under clauses (1) through (3) is available, then the market value is the fair market value on the date in question of the shares as determined in good faith by the board of the corporation.

(b) In the case of property other than cash or shares, the fair market value of the property on the date in question as determined in good faith by the board of the corporation.

              “Notice” (a) “Notice” is given by a shareholder of a corporation to the corporation or an officer of the corporation when in writing and mailed or delivered to the corporation or the officer at the registered office or principal executive office of the corporation.

(b) In all other cases, "notice" is given to a person when:

(1) mailed to the person at an address designated by the person or at the last known address of the person; or

(2) deposited with a nationally recognized overnight delivery service for overnight delivery or, if overnight delivery to the person is not available, for delivery as promptly as practicable, to the person at an address designated by the person or at the last known address of the person; or

(3) communicated to the person orally; or

(4) handed to the person; or

(5) left at the office of the person with a clerk or other person in charge of the office, or if there is no one in charge, when left in a conspicuous place in the office, or if the office is closed or the person to be notified has no office, when left at the dwelling house or usual place of abode of the person with some person of suitable age and discretion then residing therein.

(c) Notice is also given by a publicly held corporation to a shareholder if the notice is addressed to the shareholder or group of shareholders in a manner permitted by the rules and regulations under the Securities Exchange Act of 1934, provided that the corporation has first received any affirmative written consent or implied consent required under those rules and regulations.

(d) Notice by mail is given when deposited in the United States mail with sufficient postage affixed. Notice by deposit for delivery is given when deposited for delivery as provided in paragraph (b), clause (2), after having made sufficient arrangements for payment by the sender.

(e) Notice is deemed received when it is given.

“Officer” means the chief executive officer, the chief financial officer, a person elected, appointed, or otherwise designated as an officer pursuant to section 302A.311, and any other person deemed elected as an officer pursuant to section 302A.321. The term does not include a person elected, appointed, or otherwise designated chair of the board of the corporation, unless otherwise provided in the articles or bylaws.

“Organization” means a general partnership, including a limited liability partnership, limited partnership, including a limited liability limited partnership, limited liability company, business trust, corporation, or any other person having a governing statute. The term includes a domestic or foreign organization regardless of whether organized for profit.

“Outstanding shares” means all shares duly issued and not reacquired by a corporation.

“Person” includes a natural person, an organization, and any other association, business trust, estate, trust, enterprise, and any other legal or commercial entity.

“Principal executive office” means an office where the elected or appointed chief executive officer of a corporation has an office. If the corporation has no elected or appointed chief executive officer, "principal executive office" means the registered office of the corporation.

“Publicly held corporation” means a corporation that has a class of equity securities registered pursuant to section 12, or is subject to section 15(d), of the Securities Exchange Act of 1934.

“Related organization” of a specified corporation means:

(1) a parent or subsidiary of the specified corporation;

(2) another subsidiary of a parent of the specified corporation;

(3) a limited liability company owning, directly or indirectly, more than 50 percent of the voting power of the shares entitled to vote for directors of the specified corporation;

(4) a limited liability company having more than 50 percent of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly by the specified corporation;

(5) a limited liability company having more than 50 percent of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly either (i) by a parent of the specified corporation or (ii) a limited liability company owning, directly or indirectly, more than 50 percent of the voting power of the shares entitled to vote for directors of the specified corporation; or

(6) a corporation having more than 50 percent of the voting power of its shares entitled to vote for directors owned directly or indirectly by a limited liability company owning, directly or indirectly, more than 50 percent of the voting power of the shares entitled to vote for directors of the specified corporation.

“Series” means a category of shares, within a class of shares authorized or issued by a corporation by or pursuant to its articles, that have some of the same rights and preferences as other shares within the same class, but that differ in designation or one or more rights and preferences from another category of shares within that class.

“Share” means one of the units, however designated, into which the shareholders’ ownership interests in a corporation are divided.

“Shareholder” means a person registered on the books or records of a corporation or its transfer agent or registrar as the owner of whole or fractional shares of the corporation.

“Vote” includes authorization by written action.

IMPORTANT: HOW TO PROVIDE A PROXY TO US

Your vote is important. No matter how many Insignia shares you own, please provide a proxy to vote in favor of the One Share/One Vote Proposal by taking three steps:

●	Check the box indicating a vote FOR the One Share/One Vote Proposal on the enclosed BLUE proxy card;

●	SIGN and DATE the enclosed BLUE proxy card; and

●	MAIL the enclosed BLUE proxy card to us in the enclosed postage-paid envelope.

You may also vote to approve the One Share/One Vote Proposal by submitting a WHITE proxy card to Insignia.

If any of your Insignia shares are held in the name of a bank, broker or other nominee, only that entity can vote your Insignia shares and only upon receipt of your specific instructions. Accordingly, if you received a voting instruction card from your bank, broker or other nominee (either a BLUE or WHITE card), you should immediately complete, sign, date and return the voting instruction card to that entity. If you have not received a voting instruction card from your bank, broker or other nominee, you should immediately contact the person responsible for your account to obtain a voting instruction card. We urge you to confirm to us in writing any voting instructions provided to a bank, broker or other nominee, by calling or sending a faxed copy of the executed voting instruction card to Alliance Advisors at the toll-free telephone number or fax number provided below, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have already provided Air T with a properly executed proxy, you may revoke the proxy provided to Air T by properly executing and submitting to us a later dated BLUE proxy card or properly executing and submitting to Insignia a later dated WHITE proxy card (or, if you hold your shares through a bank, broker or other nominee, you can revoke a proxy provided to Air T by sending a later dated BLUE or WHITE voting instruction card to that entity)

If you have any questions, require any assistance in voting your Insignia shares, need any additional copies of our proxy materials, or have any other questions, please call Alliance Advisors, our proxy advisor, at the toll-free telephone number included below.

Alliance Advisors 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003 Toll-free number: 833-795-8496 Fax: 973-338-1430

Preliminary Proxy, Subject to Completion

BLUE PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF AIR T, INC.

2018 ANNUAL MEETING OF SHAREHOLDERS OF INSIGNIA SYSTEMS, INC.

THIS PROXY IS NOT FROM INSIGNIA'S MANAGEMENT OR BOARD OF DIRECTORS

The undersigned, a shareholder of record of Insignia Systems, Inc. (Nasdaq: ISIG), a Minnesota corporation (the "Company"), hereby appoints Nicholas J. Swenson and Peter Casey (each with full power to act without the other) as proxies for the undersigned, with full powers of substitution and resubstitution, to vote all of the shares of the Company's Common Stock that the undersigned would be entitled to vote if personally present, at the Company's 2018 Annual Meeting of Shareholders scheduled to be held on Friday, July 20, 2018, and at any adjournments or postponements of such meeting and at any meeting called in lieu of such meeting (including all of the above, the "Meeting"), in each case subject to applicable law.

The undersigned hereby revokes any other proxy heretofore given to vote or act with respect to the shares of the Company's Common Stock held by the undersigned and hereby ratifies and confirms all actions the herein named proxy holders, their substitutes, or any of them may take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse side and in the discretion of the proxy holders or their substitutes with respect to any other matters coming before the Meeting that are unknown to the Air T Group a reasonable time before this solicitation.

IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY HOLDERS WILL VOTE THE SHARES "FOR" EACH OF THE DIRECTOR NOMINEES NAMED UNDER PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4, 5 and 6, in each case as listed on the reverse side of this Proxy.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
- TO BE SIGNED AND DATED ON THE REVERSE SIDE -

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be held July 20, 2018
Related Materials for Your Review are available at: http:// www.AALvote.com/ISIG

Please mark votes as in this example ☒

AIR TRECOMMENDS THAT YOU VOTE "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED BELOW AND "FOR" APPROVAL OF THE ONE SHARE/ONE VOTE PROPOSAL (PROPOSAL 6).

Air T makes no recommendation with respect to Proposals 2, 3, 4 and 5

1. Election to the Board of Directors of:

Nominees:	FOR	WITHHOLD
01 Jacob J. Berning	☐	☐
02 Suzanne L. Clarridge	☐	☐
03 Kristine A. Glancy	☐	☐
04 Loren A. Unterseher	☐	☐
05 Rachael B. Vegas	☐	☐
06 Steven R. Zenz	☐	☐

2. To approve, by non-binding vote, Insignia's executive compensation.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change/Comments:
(If you noted any Address Changes and/or Comments above, please mark box.) ☐

Please indicate if you plan to attend this meeting ☐

CONTROL NUMBER

5. To approve Insignia's Employee Stock Purchase Plan, as amended and restated May 21, 2018.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

7. Any other matter(s) properly brought before the Annual Meeting.

PLEASE SIGN AND DATE THIS PROXY BELOW.

IMPORTANT NOTE TO SHAREHOLDERS:

Please sign exactly as your shares are registered. Joint owners should both sign. When signing as executor, trustee, administrator, guardian, officer of a corporation, attorney-in-fact or in any other fiduciary or representative capacity, please give your full name and title. This Proxy, when executed, will vote all shares held in all capacities. Please date this Proxy.

Date:____________________________

____
Print Name of Shareholder (Individual or Entity Name)

____
Signature of Shareholder (or Representative of Entity)

____
Signature (if held jointly by individuals)

____
Name and Title of Representative of Entity (if applicable – See Important Note to Shareholders)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET
Vote Your Proxy on the Internet:

Go to http:// www.AALvote.com/ISIG
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE
Vote Your Proxy by Phone:

Call 1 (866) 804-9616
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL
Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.